Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
5. Property and Equipment, Net
Property and equipment, net consist of the following (in thousands):

	December 31,
	2022	2021
Laboratory equipment	$2,257	$2,245
Furniture and office equipment	520	520
Computer equipment	73	54
Software	121	139
Leasehold improvements	4,393	4,393

Property and equipment, gross	7,364	7,351
Less: Accumulated depreciation and amortization	(4,144)	(2,802)

Property and equipment, net	$3,220	$4,549

Depreciation and amortization expense for the years ended December 31, 2022, 2021, and 2020 was $1.4 million, $1.4 million, and $1.0 million, respectively. All of the Company’s long-lived assets are located in the United States.